Financial Instruments Designated at Fair Value Through Profit or Loss	12 Months Ended
Oct. 31, 2018
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Financial Instruments Designated at Fair Value Through Profit or Loss
9	Financial Instruments Designated at Fair Value Through Profit or Loss

In accordance with its risk management strategy, the Bank has elected to designate certain investments, loans and senior note liabilities at fair value through profit or loss to reduce an accounting mismatch between fair value changes in these instruments and fair value changes in related derivatives, and where a hybrid financial liability contains one or more embedded derivatives that are not closely related to the host contract. Changes in fair value of financial liabilities arising from the Bank’s own credit risk are recognized in other comprehensive income, without subsequent reclassification to net income.

The cumulative fair value adjustment due to own credit risk is determined at a point in time by comparing the present value of expected future cash flows over the term of these liabilities discounted at the Bank’s effective funding rate, and the present value of expected future cash flows discounted under a benchmark rate. The change in fair value attributable to change in credit risk is determined by the change in the cumulative fair value adjustment due to own credit risk.

The following table presents the fair value of financial assets and liabilities designated at fair value through profit or loss and their changes in fair value.

	Fair value		Change in fair value		Cumulative change in FV(1)
	As at		For the year ended
October 31 ($ millions)	2018	2017	2018	2017	2018	2017
Assets
Investment securities(2)	$12	$13	$–	$–	$–	$11
Loans(3)	–	–	–	(205)	–	(197)
Liabilities
Senior note liabilities(4)	8,188	4,663	869	103	778	(91)

(1)	The cumulative change in fair value is measured from the instruments’ date of initial recognition.
(2)	Changes in fair value are recorded in non-interest income – other.
(3)	Changes in fair value are recorded in non-interest income – trading revenues.
(4)

Changes in fair value attributable to changes in the Bank’s own credit risk are recorded in other comprehensive income. Other changes in fair value are recorded in non-interest income – trading revenues.

The following tables present the changes in fair value attributable to changes in the Bank’s own credit risk for financial liabilities designated at fair value through profit or loss as well as their contractual maturity and carrying amounts.

	Senior Note Liabilities
	Contractual maturity amount(1)	Carrying Value	Difference between carrying value and contractual maturity amount	Changes in fair value for the period attributable to changes in own credit risk recorded in other comprehensive income	Cumulative changes in fair value attributable to changes in own credit risk(1)
As at October 31, 2018	$8,966	$8,188	$778	$(30)	$(66)
As at October 31, 2017	$4,572	$4,663	$(91)	$(28)	$(36)

(1)	The cumulative change in fair value is measured from the instruments’ date of initial recognition.